UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 2, 2020

Microsoft Corporation

(Exact name of registrant as specified in its charter)

Washington	001-37845	91-1144442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399

(address)

(425) 882-8080

www.microsoft.com/investor

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.00000625 par value per share	MSFT	NASDAQ
2.125% Notes due 2021	MSFT	NASDAQ
3.125% Notes due 2028	MSFT	NASDAQ
2.625% Notes due 2033	MSFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 2, 2020, Microsoft Corporation (the “Company”) held its 2020 Annual Shareholders Meeting (the “Annual Meeting”). There were 7,562,826,058 shares of common stock entitled to be voted at the Annual Meeting, of which 6,566,836,176 were voted in person or by proxy. The results for each item submitted for a vote of shareholders are as follows. The shareholders:

(1) Voted to elect each of the twelve (12) nominees for director.

(2) Approved, on an advisory basis, the compensation of the Company’s named executive officers.

(3) Voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

(4) Rejected a shareholder proposal concerning a report on employee representation on the Board of Directors.

The Company’s inspector of election certified the following vote tabulations:

Election of Directors

Director	Vote Results	% Votes For	For	Against	Abstain	Broker Non-Votes
Reid G. Hoffman	Re-elected	99.52%	5,215,758,348	25,314,092	8,400,114	1,317,363,622
Hugh F. Johnston	Re-elected	99.62%	5,221,269,096	19,816,684	8,386,774	1,317,363,622
Teri L. List-Stoll	Re-elected	99.35%	5,205,028,542	34,076,281	10,367,731	1,317,363,622
Satya Nadella	Re-elected	99.89%	5,237,186,585	5,546,598	6,739,371	1,317,363,622
Sandra E. Peterson	Re-elected	98.89%	5,183,197,017	58,262,215	8,013,322	1,317,363,622
Penny S. Pritzker	Re-elected	99.80%	5,228,709,230	10,536,931	10,226,393	1,317,363,622
Charles W. Scharf	Re-elected	99.11%	5,194,031,476	46,902,053	8,539,025	1,317,363,622
Arne M. Sorenson	Re-elected	99.88%	5,234,800,897	6,336,694	8,334,963	1,317,363,622
John W. Stanton	Re-elected	99.85%	5,233,415,375	7,605,399	8,451,780	1,317,363,622
John W. Thompson	Re-elected	99.10%	5,194,357,510	46,935,033	8,180,011	1,317,363,622
Emma N. Walmsley	Re-elected	99.73%	5,227,399,222	13,970,088	8,103,244	1,317,363,622
Padmasree Warrior	Re-elected	99.74%	5,227,546,888	13,598,261	8,327,405	1,317,363,622

Advisory Vote to Approve Named Executive Officer Compensation

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	94.72%	4,956,043,006	276,520,958	16,908,590	1,317,363,622
Ratification of Appointment of Independent Auditor
Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	96.05%	6,296,749,497	258,680,123	11,406,556	N/A
Shareholder Proposal Concerning Report on Employee Representation on Board of Directors
Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Rejected	5.15%	268,964,933	4,957,295,213	23,212,408	1,317,363,622

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: December 4, 2020	/S/ KEITH R. DOLLIVER
Keith R. Dolliver
Assistant Secretary